Exhibit 10.4

Execution Version

FIRST LIEN PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY

This FIRST LIEN PLEDGE AND SECURITY AGREEMENT AND IRREVOCABLE PROXY, effective as of December 30, 2016 (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Security Agreement”), is made by ENERGY XXI GULF COAST, INC. and each of its undersigned subsidiaries (each, a “Grantor” and, together with each of the other signatories hereto and any other entities from time to time party hereto, the “Grantors”), in favor of the Administrative Agent and each of the Secured Parties (each as defined below).

WITNESSETH:

WHEREAS, reference is made to the First Lien Exit Credit Agreement, dated as of December 30, 2016, by and among Energy XXI Gulf Coast, Inc., a Delaware corporation (“Borrower”), the lenders party thereto (the “Lenders”), Wells Fargo Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties party thereto (as amended, supplemented, amended and restated or otherwise modified from time to time, the “First Lien Credit Agreement”);

WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Security Agreement; and

WHEREAS, each Grantor (other than Borrower) is a wholly owned Subsidiary of Borrower and it is in the best interests of each Grantor to execute this Security Agreement inasmuch as each Grantor will derive substantial direct and indirect benefits from the First Lien Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees, for the benefit of each Secured Party, as follows:

ARTICLE I.

DEFINITIONS

SECTION 1.1.          Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” means Wells Fargo Bank, N.A., in its capacity as “Administrative Agent” under the First Lien Credit Agreement and the other Loan Documents, together with any successor(s) and assign(s) thereto.

“Collateral” is defined in Section 2.1.

“Collateral Account” is defined in Section 4.3(b).

“Computer Hardware and Software Collateral” means (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware, including all operating system software, utilities and application programs in whatsoever form, (b) software programs (including both source code, object code and all related applications and data files), designed for use on the computers and electronic data processing hardware described in clause (a) above, (c) all firmware associated therewith, (d) all documentation (including flow charts, logic diagrams, manuals, guides, specifications, training materials, charts and pseudo codes) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c), and (e) all rights with respect to all of the foregoing, including copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, improvements, error corrections, updates, additions or model conversions of any of the foregoing.

“Control Agreement” means an authenticated record in form and substance reasonably satisfactory to the Administrative Agent, that provides for the Administrative Agent to have “control” (as defined in the UCC) over certain Collateral.

“Copyright Collateral” means all copyrights of any Grantor, registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of such Grantor’s rights, titles and interests in and to all copyrights registered in the United States Copyright Office or anywhere else in the world, including without limitation those copyrights referred to in Item C of Schedule III hereto, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and Proceeds of suit, which are owned or licensed by such Grantor.

“Distributions” means all cash, cash dividends, stock dividends, other distributions, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions or payments (whether similar or dissimilar to the foregoing) on or with respect to, or on account of, any Pledged Share or Pledged Interest or other rights or interests constituting Collateral.

“Equipment” is defined in Section 2.1(a).

“First Lien Credit Agreement” is defined in the first recital.

“General Intangibles” means all “general intangibles” and all “payment intangibles”, each as defined in the UCC, and shall include all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations and all Intellectual Property Collateral (in each case, regardless of whether characterized as general intangibles under the UCC).

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“Governmental Approval” is defined in Section 2.1(f).

“Grantor” is defined in the preamble.

“Indemnified Parties” is defined in Section 6.5(a).

“Intellectual Property Collateral” means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

“Inventory” is defined in Section 2.1(b).

“Patent Collateral” means (a) all inventions and discoveries, whether patentable or not, all letters patent and applications for letters patent throughout the world, including without limitation those patents referred to in Item A of Schedule III hereto, and any patent applications in preparation for filing, (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a), (c) all patent licenses, and other agreements providing any Grantor with the right to use any items of the type referred to in clauses (a) and (b) above, and (d) all Proceeds of, and rights associated with, the foregoing (including licenses, royalties income, payments, claims, damages and Proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, and for breach or enforcement of any patent license.

“Permitted Liens” means all Liens permitted by Section 7.2.3 of the First Lien Credit Agreement or any other Loan Document.

“Pledged Interests” means all Capital Securities or other ownership interests of any Pledged Interests Issuer described in Item A of Schedule I hereto; all registrations, certificates, articles, by-laws, regulations, limited liability company agreements or constitutive agreements governing or representing any such interests; all options and other rights, contractual or otherwise, at any time existing with respect to such interests, as such interests are amended, modified, or supplemented from time to time, and together with any interests in any Pledge Interests Issuer taken in extension or renewal thereof or substitution therefor.

“Pledged Interests Issuer” means each Person identified in Item A of Schedule I hereto as the issuer of the Pledged Shares or the Pledged Interests identified opposite the name of such Person.

“Pledged Note Issuer” means each Person identified in Item B of Schedule I hereto as the issuer of the Pledged Notes identified opposite the name of such Person.

“Pledged Notes” means all promissory notes of any Pledged Note Issuer evidencing Indebtedness incurred pursuant to of Section 7.2.2(f) of the First Lien Credit Agreement in form and substance reasonably satisfactory to the Administrative Agent delivered by any Grantor to the Administrative Agent as Pledged Property hereunder, as such promissory notes, in accordance with Section 7.3 hereof, are amended, modified or supplemented from time to time and together with any promissory note of any Pledged Note Issuer taken in extension or renewal thereof or substitution therefor.

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“Pledged Property” means all Pledged Notes, Pledged Interests, Pledged Shares, all assignments of any amounts due or to become due with respect to the Pledged Interests or the Pledged Shares, all other instruments which are now being delivered by any Grantor to the Administrative Agent or may from time to time hereafter be delivered by any Grantor to the Administrative Agent for the purpose of pledge under this Security Agreement or any other Loan Document, and all proceeds of any of the foregoing.

“Pledged Shares” means all Capital Securities of any Pledged Interests Issuer identified under Item A of Schedule I which are delivered by any Grantor to the Administrative Agent as Pledged Property hereunder.

“Receivables” is defined in Section 2.1(c).

“Related Contracts” is defined in Section 2.1(c).

“Secured Obligations” is defined in Section 2.2.

“Securities Act” is defined in Section 6.2(a).

“Security Agreement” is defined in the preamble.

“Trademark Collateral” means (a) (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired, including without limitation those trademarks referred to in Item B of Schedule III hereto, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America, or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the “Trademark”), (b) all trademark licenses for the grant by or to any Grantor of any right to use any trademark, (c) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable clause (b), (d) the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b), and (e) all Proceeds of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

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“Trade Secrets Collateral” means all common law and statutory trade secrets and all other confidential, proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of any Grantor, (all of the foregoing being collectively called a “Trade Secret”), including all Documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

“UCC” means the Uniform Commercial Code, as in effect in the State of New York, as the same may be amended from time to time.

SECTION 1.2.          First Lien Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the First Lien Credit Agreement.

SECTION 1.3.          UCC Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Security Agreement, including its preamble and recitals, with such meanings.

ARTICLE II.

SECURITY INTEREST

SECTION 2.1.          Grant of Security Interest. Each Grantor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each of the other Secured Parties, a continuing security interest in all of such Grantor’s following property, whether now or hereafter existing, owned or acquired by such Grantor, and wherever located (collectively for all Grantors, the “Collateral”):

(a)          all equipment in all of its forms of such Grantor, wherever located, and all machinery, apparatus, installation facilities and other tangible personal property, and all parts thereof and all accessions, additions, attachments, improvements, substitutions, replacements and proceeds thereto and therefor (any and all of the foregoing being the “Equipment”);

(b)          all inventory in all of its forms of such Grantor, wherever located, including (i) all oil, gas, or other hydrocarbons and all products and substances derived therefrom, all raw materials and work in process therefore, finished goods thereof, and materials used or consumed in the manufacture or production thereof, (ii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which such Grantor has an interest or right as consignee), and (iii) all goods which are returned to or repossessed by such Grantor, and all accessions thereto, products thereof and documents therefore (any and all such inventory, materials, goods, accessions, products and documents being the “Inventory”);

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(c)          all accounts, money, payment intangibles, deposit accounts (including, without limitation, each Deposit Account of Borrower and its Subsidiaries identified on Item 6.19(a) of the Disclosure Schedule attached to the First Lien Credit Agreement and the Collateral Accounts and all amounts on deposit therein and all cash equivalent investments carried therein and all proceeds thereof), contracts, contract rights, all rights constituting a right to the payment of money, chattel paper, documents, documents of title, instruments, letters of credit, letter-of-credit rights and General Intangibles of such Grantor, whether or not earned by performance or arising out of or in connection with the sale or lease of goods or the rendering of services, including all moneys due or to become due in repayment of any loans or advances, and all rights of such Grantor now or hereafter existing in and to all security agreements, guaranties, leases, agreements and other contracts securing or otherwise relating to any such accounts, money, payment intangibles, deposit accounts, contracts, contract rights, rights to the payment of money, chattel paper, documents, documents of title, instruments, letters of credit, letter-of-credit rights and General Intangibles (any and all such accounts, money, payment intangibles, deposit accounts, contracts, contract rights, rights to the payment of money, chattel paper, documents, documents of title, instruments, letters of credit, letter-of-credit rights and General Intangibles being the “Receivables”, and any and all such security agreements, guaranties, leases, agreements and other contracts being the “Related Contracts”);

(d)          all Intellectual Property Collateral of such Grantor;

(e)          all books, correspondence, credit files, records, invoices, tapes, cards, computer runs, writings, data bases, information in all forms, paper and documents and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section 2.1;

(f)          all governmental approvals, permits, licenses, authorizations, consents, rulings, tariffs, rates, certifications, waivers, exemptions, filings, claims, orders, judgments and decrees (each a “Governmental Approval”), to the extent a security interest may be granted therein; provided that any Governmental Approval that by its terms or by operation of law would be void, voidable, terminable or revocable if mortgaged, pledged or assigned hereunder is expressly excepted and excluded from the Liens and terms of this Security Agreement, including the grant of security interest in this Section 2.1;

(g)          all interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Grantor against fluctuations in interest rates or currency exchange rates and all commodity hedge, commodity swap, exchange, forward, future, floor, collar or cap agreements, fixed price agreements and all other agreements or arrangements designed to protect such Grantor against fluctuations in commodity prices (including, without limitation, any Hedging Agreement);

(h)          to the extent not included in the foregoing, all bank accounts, investment property, fixtures and supporting obligations;

(i)          all Pledged Interests, Pledged Notes, Pledged Shares and any other Pledged Property whether now or hereafter delivered to the Administrative Agent in connection with this Security Agreement and all Distributions, interest, and other payments and rights with respect to such Pledged Property;

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(j)          all insurance and insurance policies;

(k)          all accessions, substitutions, replacements, products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a), (b), (c), (d), (e), (f), (g), (h), (i) and (j) and proceeds deposited from time to time in any lock boxes of such Grantor, and, to the extent not otherwise included, all payments and proceeds under insurance (whether or not the Administrative Agent is the loss payee thereof), or any condemnation award, indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the Collateral); and

(l)          all of such Grantor’s other property and rights of every kind and description and interests therein, including without limitation, all other “Accounts”, “Certificated Securities”, “Chattel Paper”, “Commercial Tort Claims”, “Commodity Accounts”, “Commodity Contracts”, “Deposit Accounts”, “Documents”, “Equipment”, “Fixtures”, “General Intangibles”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Letter of Credit Rights”, “Letters of Credit”, “Money”, “Proceeds”, “Securities”, “Securities Account”, “Security Entitlements”, “Supporting Obligations” and “Uncertificated Securities” as such terms are defined in the UCC.

Notwithstanding anything in the foregoing to the contrary, the term “Collateral” shall not include any Excluded Securities.

SECTION 2.2.          Security for Obligations. This Security Agreement, and the Collateral in which the Administrative Agent for the benefit of the Secured Parties is granted a security interest hereunder by each Grantor, secures the prompt and indefeasible payment in full and performance of all Obligations of such Grantor and each other Obligor now or hereafter existing under the First Lien Credit Agreement, the Guaranties and each other Loan Document and each Bank Product Agreement with a Bank Product Provider, whether for principal, interest, costs, fees, expenses or otherwise, and any and all other obligations of such Grantor and each other Obligor to the Secured Parties, howsoever created, arising or evidenced, whether direct or indirect, primary or secondary, fixed or absolute or contingent, joint or several, or now or hereafter existing under this Security Agreement and each other Loan Document and Bank Product Agreement to which it is or may become a party (all such Obligations and other obligations of the Borrower and such Grantor being the “Secured Obligations”). Notwithstanding the foregoing, with respect to any Obligor (other than the Borrower) the term Secured Obligations shall not include Excluded Swap Obligations.

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SECTION 2.3.          Continuing Security Interest; Transfer of Loans. This Security Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Termination Date, (b) be binding upon each Grantor and its successors, transferees and assigns, and (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or any Loan held by it as provided in Section 10.11 of the First Lien Credit Agreement and any Secured Party may assign or otherwise transfer (in whole or in part) its interest pursuant to any Hedging Agreement or any Bank Product Agreement, and any successor or assignee thereof shall thereupon become vested with all the rights and benefits in respect thereof granted to such Secured Party under any Loan Document (including this Security Agreement), or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and as applicable to the provisions of Section 10.11 and Article 9 of the First Lien Credit Agreement, and, with respect to the Hedging Agreements and the Bank Product Agreements, the limitation on rights in collateral pursuant to the Security Documents. Upon the Termination Date, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such payment and termination or expiration, the Administrative Agent will, at the Grantors’ sole expense, deliver to each applicable Grantor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Notes, Pledged Shares and Pledged Interests, together with all other Collateral held by the Administrative Agent hereunder, and execute and deliver to any Grantor such documents as such Grantor shall reasonably request to evidence such termination. If at any time all or any part of any payment theretofore applied by the Administrative Agent or any Secured Party to any of the Secured Obligations is or must be rescinded or returned by the Administrative Agent or any such Secured Party for any reason whatsoever (including, without limitation, the insolvency, bankruptcy, reorganization or other similar proceeding of any Grantor or any other Person), such Secured Obligations shall, for purposes of this Security Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued to be in existence, notwithstanding any application by the Administrative Agent or such Secured Party or any termination agreement or release provided to any Grantor, and this Security Agreement shall continue to be effective or reinstated, as the case may be, as to such Secured Obligations, all as though such application by the Administrative Agent or such Secured Party had not been made.

SECTION 2.4.          Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed, (b) the exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral, and (c) neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Administrative Agent nor any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 2.5.          Delivery of Pledged Property.

(a)          All certificates or instruments representing or evidencing any Collateral, including all Pledged Shares and Pledged Notes, shall be delivered to and held by or on behalf of (or in the case of the Pledged Notes, endorsed to the order of) the Administrative Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary indorsements or instruments of transfer or assignment, duly executed in blank.

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(b)          To the extent any of the Collateral constitutes an “uncertificated security” (as defined in Section 8-102(a)(18) of the UCC) or a “security entitlement” (as defined in Section 8-102(a)(17) of the UCC), the applicable Grantor shall take and cause the appropriate Person (including any issuer, entitlement holder or securities intermediary thereof) to take all actions necessary to grant “control” (as defined in 8-106 of the UCC) to the Administrative Agent over such Collateral.

SECTION 2.6.          Distributions on Pledged Shares. In the event that any Distribution with respect to any Pledged Shares or Pledged Interests pledged hereunder is permitted to be paid (in accordance with Section 7.2.6 of the First Lien Credit Agreement), such Distribution or payment may be paid directly to the applicable Grantor. If any Distribution is made in contravention of Section 7.2.6 of the First Lien Credit Agreement, the applicable Grantor shall hold the same segregated and in trust for the Administrative Agent until paid to the Administrative Agent in accordance with Section 4.1(e).

SECTION 2.7.          Security Interest Absolute, etc. This Security Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest, and shall remain in full force and effect until the Termination Date. All rights of the Secured Parties and the security interests granted to the Administrative Agent (for its benefit and the ratable benefit of each other Secured Party) hereunder, and all obligations of the Grantors hereunder, shall, in each case, be absolute, unconditional and irrevocable irrespective of (a) any lack of validity, legality or enforceability of any Loan Document or Bank Product Agreement, (b) the failure of any Secured Party (i) to assert any claim or demand or to enforce any right or remedy against any Grantor or any other Obligor or any other Person under the provisions of any Loan Document or Bank Product Agreement or otherwise, or (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligations, (c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other extension, compromise or renewal of any Secured Obligations, (d) any reduction, limitation, impairment or termination of any Secured Obligations (except in the case of the occurrence of the Termination Date) for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations or otherwise, (e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document or Bank Product Agreement, (f) any addition, exchange or release of any Collateral for the Secured Obligations, or any surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by any Secured Party securing any of the Secured Obligations, or (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of any Grantor or any other Obligor, any surety or any other guarantor.

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SECTION 2.8.          Waiver of Subrogation. Until the Termination Date, each Grantor (other than Borrower) hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Borrower or any other Obligor that arise from the existence, payment, performance or enforcement of such Grantor’s obligations under this Security Agreement or any other Loan Document or Bank Product Agreement, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of any Secured Party against the Borrower or any other Obligor or any collateral which any Secured Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Borrower or any other Obligor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Grantor in violation of the preceding sentence and the Secured Obligations shall not have been indefeasibly paid in full in cash or all Commitments and all other commitments by any Secured Party to the Borrower have not been terminated or all Letters of Credit have not terminated or expired, then such amount shall be deemed to have been paid to such Grantor for the benefit of, and held in trust for, the Administrative Agent (on behalf of the Secured Parties), and shall forthwith be paid to the Administrative Agent to be credited and applied upon the Secured Obligations, whether matured or unmatured. Each Grantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the First Lien Credit Agreement and that the waiver set forth in this Section 2.8 is knowingly made in contemplation of such benefits.

SECTION 2.9.          Election of Remedies. Except as otherwise provided in the First Lien Credit Agreement, if the Administrative Agent may, under applicable law, proceed to realize its benefits under any of this Security Agreement or the other Loan Documents giving the Administrative Agent a lien upon any Collateral, either by judicial foreclosure or by non-judicial sale or enforcement, the Administrative Agent may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Security Agreement. If, in the exercise of any of its rights and remedies, the Administrative Agent shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Grantor or any other Obligor or any other Person, whether because of any applicable laws pertaining to “election of remedies” or the like, each Grantor hereby consents to such action by the Administrative Agent and waives any claim based upon such action, even if such action by the Administrative Agent shall result in a full or partial loss of any rights of subrogation that such Grantor might otherwise have had but for such action by the Administrative Agent.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

Each Grantor hereby represents and warrants to the Administrative Agent and each other Secured Party as of the date hereof, as follows.

SECTION 3.1.          Government Approval, Regulation, etc. Except for filings to perfect and maintain the perfection of the Liens arising pursuant to the Security Documents, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those that have been duly obtained or made and that are in full force and effect) is required (a) for the due execution, delivery or performance by such Grantor of this Security Agreement or any Loan Document or Bank Product Agreement to which it is a party, (b) for the grant by such Grantor of the security interest granted hereby, (c) for the perfection or maintenance of the security interests hereunder including the first priority (subject to Permitted Liens) nature of such security interest or the exercise by the Administrative Agent of its rights and remedies hereunder, or (d) for the exercise by the Administrative Agent of the rights of control, possession, voting or other rights provided for in this Security Agreement, except (i) with respect to any Pledged Shares or Pledged Interests, as may be required in connection with a disposition of such Pledged Shares or Pledged Interests by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Security Agreement and (ii) any “change of control” or similar filings required by state licensing agencies.

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SECTION 3.2.          Ownership, No Liens, etc. Such Grantor is the legal and beneficial owner of, and has good and defensible title to (and has full right and authority to pledge, grant and assign) the Collateral, free and clear of all Liens or options, except for any Lien (a) granted pursuant to this Security Agreement in favor of the Administrative Agent, or (b) that is a Permitted Lien. No effective UCC financing statement or other filing similar in effect covering all or any part of the Collateral is on file in any recording office, except those filed in favor of the Administrative Agent relating to this Security Agreement or the Loan Documents, Permitted Liens or as to which a duly authorized termination statement relating to such UCC financing statement or other instrument was delivered to the Administrative Agent on or before the Effective Date. This Security Agreement creates a valid security interest in the Collateral, securing the payment of the Secured Obligations, and, except for the proper filing of the applicable Filing Statements with the Secretary of State of the State of Delaware, all filings and other actions necessary to perfect and protect such security interest have been duly taken and such security interest shall be a first priority security interest.

SECTION 3.3.          As to Capital Securities of the Subsidiaries, Investment Property.

(a)          With respect to the Pledged Shares, all such Pledged Shares are duly authorized and validly issued, fully paid and non-assessable, and represented by a certificate.

(b)          With respect to the Pledged Interests, no such Pledged Interests (i) are dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide that such Pledged Interests are securities governed by Article 8 of the UCC, or (iii) are held in a Securities Account, except, with respect to this clause (b), Pledged Interests (A) for which the Administrative Agent is the registered owner or (B) with respect to which the Pledged Interests Issuer has agreed in an authenticated record with the applicable Grantor and the Administrative Agent to comply with any instructions of the Administrative Agent without the consent of such Grantor.

(c)          Such Grantor delivered all Certificated Securities constituting Collateral held by such Grantor on or prior to the Effective Date to the Administrative Agent, together with duly executed undated blank stock powers, or other equivalent instruments of transfer reasonably acceptable to the Administrative Agent.

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(d)          With respect to Uncertificated Securities constituting Collateral owned by such Grantor, such Grantor has caused the Pledged Interests Issuer or other issuer thereof either (i) to register the Administrative Agent as the registered owner of such security, or (ii) to agree in an authenticated record with such Grantor and the Administrative Agent that such Pledged Interests Issuer or other issuer will comply with instructions with respect to such security originated by the Administrative Agent without further consent of such Grantor.

(e)          The percentage of the issued and outstanding Pledged Shares and Pledged Interests of each Pledged Interests Issuer pledged by such Grantor hereunder is as set forth on Schedule I. All of the Pledged Shares and Pledged Interests constitute one hundred percent (100%) (or, in the case of Exergy XXI Insurance Limited, 65%) of such Grantor’s interest in the applicable Pledged Interests Issuer and the percentage of the total membership, partnership and/or other equity interests in the Pledged Interests Issuer indicated on Schedule I.

(f)          Such Grantor has no outstanding rights, rights to subscribe, options, warrants or convertible securities outstanding or any other rights outstanding whereby any Person would be entitled to acquire shares, member interests or units of any Pledged Interest Issuer.

(g)          In the case of each Pledged Note, all of such Pledged Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default.

SECTION 3.4.          Each Grantor’s Name, Location, etc.

(a)          (i) the jurisdiction in which such Grantor is located for purposes of Sections 9-301 and 9-307 of the UCC is set forth in Item A-1 of Schedule II hereto (as such schedule may be amended or supplemented from time to time), (ii) the place of business of such Grantor or, if such Grantor has more than one place of business, the chief executive office of such Grantor and the office where such Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, is set forth in Item A-2 of Schedule II hereto (as such schedule may be amended or supplemented from time to time with the consent of the Administrative Agent (not to be unreasonably withheld, conditioned or delayed)), and (iii) such Grantor’s federal taxpayer identification number is set forth in Item A-3 of Schedule II hereto (as such schedule may be amended or supplemented from time to time with the consent of the Administrative Agent (not to be unreasonably withheld, conditioned or delayed)).

(b)          All of the Equipment, Inventory and Goods of such Grantor are located at the places specified in Item B, Item C and Item D, respectively, of Schedule II hereto (as such schedule may be amended or supplemented from time to time with the consent of the Administrative Agent (not to be unreasonably withheld, conditioned or delayed)).

(c)          Such Grantor does not have any trade names.

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(d)          During the period beginning on the date that is five years prior to the Effective Date, such Grantor has not been known by any legal name different from the one set forth on the signature page hereto, nor has such Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item E of Schedule II hereto (as such schedule may be amended or supplemented from time to time with the consent of the Administrative Agent (not to be unreasonably withheld, conditioned or delayed)).

(e)          [Reserved].

(f)          Such Grantor does not maintain any Deposit Accounts, Securities Accounts or Commodity Accounts with any Person, in each case, except as set forth on Item G of Schedule II (as such schedule may be amended or supplemented from time to time with the consent of the Administrative Agent (not to be unreasonably withheld, conditioned or delayed)).

(g)          None of the Receivables is evidenced by a promissory note or other instrument other than a promissory note or instrument that has been delivered to the Administrative Agent (with appropriate endorsements) or that has a face amount less than $500,000.

(h)          Such Grantor is not the beneficiary of any Letters of Credit, except as set forth on Item H of Schedule II (as such schedule may be amended or supplemented from time to time) hereto and such Grantor has obtained the consent of each Issuer of any material Letter of Credit to the assignment of the proceeds of the Letter of Credit to the Administrative Agent.

(i)          Such Grantor does not have Commercial Tort Claims (i) in which a suit has been filed by the Grantor, and (ii) where the amount of damages reasonably expected to be claimed exceeds $500,000, except as set forth on Item I of Schedule II (as such schedule may be amended or supplemented from time to time with the consent of the Administrative Agent (not to be unreasonably withheld, conditioned or delayed)).

(j)          As of the Effective Date, the name set forth on the signature page attached hereto is the true and correct legal name (as defined in the UCC) of such Grantor.

(k)          Such Grantor has obtained a legal, valid and enforceable consent of each issuer of any Letter of Credit with a stated amount in excess of $1,000,000 to the assignment of the Proceeds of such Letter of Credit to the Administrative Agent and has not consented to, and is otherwise aware of, any Person (other than the Administrative Agent pursuant hereto) having control (within the meaning of Section 9-104 of the UCC) over, or any other interest in any of such Grantor’s rights in respect thereof.

SECTION 3.5.          Possession of Inventory, Control, etc. Such Grantor (a) has exclusive possession and control of the Equipment and Inventory, and (b) is the sole entitlement holder of its Deposit Accounts, Securities Accounts and other bank accounts and no other Person (other than the Administrative Agent pursuant to this Security Agreement or any other Person with respect to Permitted Liens) has “control” or “possession” of, or any other interest in, any of its Accounts (other than those set forth on Item 7.1.9 of the Disclosure Schedule to the First Lien Credit Agreement) or any other securities or property credited thereto except as permitted pursuant to this Security Agreement.

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SECTION 3.6.          Negotiable Documents, Instruments and Chattel Paper. Such Grantor has, contemporaneously herewith, delivered to the Administrative Agent possession of all originals of all Documents, Instruments, Promissory Notes, Pledged Notes and tangible Chattel Paper owned or held by such Grantor (duly endorsed, in blank, if requested by the Administrative Agent).

SECTION 3.7.          Intellectual Property Collateral. Such Grantor represents that except for any Patent Collateral, Trademark Collateral, and Copyright Collateral specified in Item A, Item B and Item C, respectively, of Schedule III hereto, and any and Trade Secrets Collateral, such Grantor owns and has no interests in any Intellectual Property Collateral as of the date hereof, other than the Computer Hardware and Software Collateral. Such Grantor further represents and warrants that, with respect to all Intellectual Property Collateral (a) such Intellectual Property Collateral is valid, subsisting, unexpired and enforceable and has not been abandoned or adjudged invalid or unenforceable, in whole or in part except as could not reasonably be expected to have a Material Adverse Effect, (b) such Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may, conflict with, infringe, misappropriate, dilute, misuse or otherwise violate any of the rights of any third party, (c) such Grantor has made all necessary filings and recordations to protect its interest in such material Intellectual Property Collateral, including recordations of any of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices throughout the world, and its claims to the Copyright Collateral in the United States Copyright Office and in corresponding offices throughout the world, and, to the extent necessary, has used proper statutory notice in connection with its use of any material patent, Trademark and copyright in any of the Intellectual Property Collateral, (d) such Grantor has taken all reasonable steps to safeguard its Trade Secrets and to its knowledge (i) none of the Trade Secrets of such Grantor has been used, divulged, disclosed or appropriated for the benefit of any other Person other than such Grantor, (ii) no employee, independent contractor or agent of such Grantor has misappropriated any Trade Secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor, and (iii) no employee, independent contractor or agent of such Grantor is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of such Grantor’s Intellectual Property Collateral, (e) to such Grantor’s knowledge, no third party is infringing upon any material Intellectual Property owned or used by such Grantor in any material respect, or any of its respective licensees, (f) no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by such Grantor or to which such Grantor is bound that adversely affects its rights to own or use any Intellectual Property except as would not reasonably have a Material Adverse Effect, (g) such Grantor has not made a previous assignment, sale, transfer or agreement constituting a present or future assignment, sale or transfer of any Intellectual Property for purposes of granting a security interest or as Collateral that has not been terminated or released, (h) such Grantor uses adequate standards of quality in the manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with any Trademarks and has taken all commercially reasonable action necessary to insure that any licensees of any Trademarks owned by such Grantor use such adequate standards of quality, (i) the consummation of the transactions contemplated by the First Lien Credit Agreement and this Security Agreement will not result in the termination or material impairment of any material portion of the Intellectual Property Collateral, and (j) such Grantor owns directly or is entitled to use by license or otherwise, any Patents, Trademarks, Trade Secrets, Copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for the conduct of such Grantor’s business.

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SECTION 3.8.          Best Interests. It is in the best interests of each Grantor to execute this Security Agreement in as much as each Grantor will derive substantial direct and indirect benefits from the Loans and other Credit Extensions made from time to time pursuant to the First Lien Credit Agreement, and each Grantor agrees that the Secured Parties are relying on this representation in agreeing to make such Loans and other Credit Extensions pursuant to the First Lien Credit Agreement.

SECTION 3.9.          Reaffirmation of Representations and Warranties. All of the representations and warranties made by the Borrower or any other Obligor regarding such Grantor or any of its Subsidiaries in the First Lien Credit Agreement or in any other Loan Document are true and correct in all respects as if such representations and warranties were incorporated herein in their entirety and made by such Grantor.

ARTICLE IV.

COVENANTS

Each Grantor covenants and agrees that, until the Termination Date, it will perform, comply with and be bound by the obligations set forth below.

SECTION 4.1.          As to Investment Property, etc.

(a)          Capital Securities of Subsidiaries. No Grantor shall allow or permit any of its Subsidiaries (i) that is a corporation, business trust, joint stock company or similar Person, to issue Uncertificated Securities, unless such Person promptly takes the actions set forth in Section 4.1(b)(ii) with respect to any such Uncertificated Securities, (ii) that is a partnership or limited liability company, to (A) issue Capital Securities that are to be dealt in or traded on securities exchanges or in securities markets, (B) expressly provide in its Organic Documents that its Capital Securities are securities governed by Article 8 of the UCC, or (C) place such Subsidiary’s Capital Securities in a Securities Account, unless such Person promptly takes the actions set forth in Section 4.1(b)(ii) with respect to any such Capital Securities, and (iii) to issue Capital Securities in addition to or in substitution for the Pledged Property or any other Capital Securities pledged hereunder, except for additional Capital Securities issued to such Grantor; provided that (A) such Capital Securities are immediately pledged and delivered to the Administrative Agent, and (B) such Grantor delivers a supplement to Schedule I to the Administrative Agent identifying such new Capital Securities as Pledged Property, in each case pursuant to the terms of this Security Agreement. No Grantor shall permit any of its Subsidiaries to issue any warrants, options, contracts or other commitments or other securities that are convertible to any of the foregoing or that entitle any Person to purchase any of the foregoing, and except for this Security Agreement or any other Loan Document shall not, and shall not permit any of its Subsidiaries to, enter into any agreement creating any restriction or condition upon the transfer, voting or control of any Pledged Property.

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(b)          Investment Property (other than Certificated Securities). With respect to (i) any Deposit Accounts, Securities Accounts, Commodity Accounts, Commodity Contracts or Security Entitlements constituting Investment Property owned or held by any Grantor (other than any of such Accounts listed on Item 7.1.9 of the Disclosure Schedule to the First Lien Credit Agreement), such Grantor will, upon the Administrative Agent’s request, cause the intermediary maintaining such Investment Property to execute a Control Agreement relating to such Investment Property pursuant to which such intermediary agrees to comply with the Administrative Agent’s instructions with respect to such Investment Property without further consent by such Grantor, or (ii) any Uncertificated Securities (other than Uncertificated Securities credited to a Securities Account) constituting Investment Property owned or held by such Grantor, such Grantor will cause the Pledged Interests Issuer or other issuer of such securities to either (A) register the Administrative Agent as the registered owner thereof on the books and records of the issuer, or (B) execute a Control Agreement relating to such Investment Property pursuant to which the Pledged Interests Issuer or other issuer agrees to comply with the Administrative Agent’s instructions with respect to such Uncertificated Securities without further consent by such Grantor.

(c)          Certificated Securities (Stock Powers). Each Grantor agrees that all Pledged Shares (and all other certificated shares of Capital Securities constituting Collateral) delivered by such Grantor pursuant to this Security Agreement will be accompanied by duly endorsed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent. Each Grantor will, from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to the Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence of any Default, promptly transfer any Pledged Shares, Pledged Interests or other shares of Capital Securities constituting Collateral into the name of any nominee designated by the Administrative Agent.

(d)          Continuous Pledge. Each Grantor will (subject to the terms of the First Lien Credit Agreement) deliver to the Administrative Agent and at all times keep pledged to the Administrative Agent pursuant hereto, on a first-priority, perfected basis all Pledged Property, Investment Property, all Payment Intangibles to the extent they are evidenced by a Document, Instrument, Promissory Note or Chattel Paper, and, from and after an Event of Default while it is continuing, all interest and principal with respect to such Payment Intangibles, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral. Each Grantor agrees that it will, promptly (but in any event no later than seven Business Days) following receipt thereof, deliver to the Administrative Agent possession of all originals of Pledged Interests, Pledged Shares, Pledged Notes and any other Pledged Property, negotiable Documents, Instruments, Promissory Notes and Chattel Paper that it acquires following the Effective Date and shall deliver to the Administrative Agent a supplement to Schedule I identifying any such new Pledged Interests, Pledged Shares, Pledged Notes or other Pledged Property.

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(e)          Voting Rights, Dividends, etc. Each Grantor agrees:

(i)          that promptly upon receipt of notice of the occurrence and continuance of an Event of Default from the Administrative Agent and without any request therefor by the Administrative Agent, so long as such Event of Default shall continue, to deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Distributions with respect to Investment Property, all interest principal and other cash payments on Payment Intangibles, the Pledged Property and all Proceeds of the Pledged Property or any other Collateral, in case thereafter received by such Grantor, all of which shall be held by the Administrative Agent as additional Collateral;

(ii)         that, with respect to Pledged Property or any other Collateral consisting of general partner interests or limited liability company interests, promptly upon receipt of notice of the occurrence and continuance of an Event of Default from the Administrative Agent and of the Administrative Agent’s intention to exercise its voting power under Section 4.1(e)(iii) such Grantor shall modify the applicable Organic Documents to admit the Administrative Agent as a general partner or member, as applicable; and

(iii)        if an Event of Default shall have occurred and be continuing and the Administrative Agent has notified such Grantor of the Administrative Agent’s intention to exercise its voting power under this Section 4.1(e)(iii),

(A)         the Administrative Agent may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any Pledged Shares, Investment Property or other Capital Securities constituting Collateral EACH GRANTOR HEREBY GRANTS THE ADMINISTRATIVE AGENT AN IRREVOCABLE PROXY (WHICH IRREVOCABLE PROXY SHALL CONTINUE IN EFFECT UNTIL THE TERMINATION DATE) EXERCISABLE UNDER SUCH CIRCUMSTANCES, TO VOTE THE PLEDGED SHARES, PLEDGED INTERESTS, INVESTMENT PROPERTY AND SUCH OTHER COLLATERAL; AND

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(B)         promptly to deliver to the Administrative Agent such additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

All Distributions, interest, principal, cash payments, Payment Intangibles and Proceeds that may at any time and from time to time be held by any Grantor but which such Grantor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by such Grantor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in Section 4.1(e), each Grantor shall have the exclusive voting power, and is granted a proxy, with respect to any Capital Securities (including any of the Pledged Shares) constituting Collateral. Administrative Agent shall, upon the written request of any Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise that voting power with respect to any such Capital Securities (including any of the Pledged Shares) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Grantor that would violate any provision of the First Lien Credit Agreement or any other Loan Document (including this Security Agreement).

SECTION 4.2.          Organic Documents, Change of Name, etc. No Grantor will change its state of incorporation, formation or organization or its name, identity, organizational identification number or corporate structure unless such Grantor shall have (a) given the Administrative Agent at least fifteen (15) days’ prior written notice of such change, (b) obtained the consent of the requisite Secured Parties, if such consent is so required by the Loan Documents, and (c) taken all actions necessary or as requested by the Administrative Agent to ensure that the Liens on the Collateral granted in favor of the Administrative Agent for the benefit of the Lender Parties remain perfected, first-priority Liens.

SECTION 4.3.          As to Accounts.

(a)          Each Grantor shall have the right to collect all Accounts so long as (i) no Event of Default shall have occurred and be continuing and (ii) the Administrative Agent has not delivered the notice referred to in clause (b)(ii) below.

(b)          Upon (i) the occurrence and continuance of an Event of Default and (ii) the delivery of notice by the Administrative Agent to the applicable Grantor, all Proceeds of Collateral received by such Grantor shall be delivered in kind to the Administrative Agent for deposit in a Deposit Account of such Grantor (A) maintained with the Administrative Agent or (B) maintained at a depositary bank other than the Administrative Agent to which such Grantor, the Administrative Agent and the depositary bank have entered into a Control Agreement in form and substance acceptable to the Administrative Agent in its sole discretion providing that the depositary bank will comply with the instructions originated by the Administrative Agent directing disposition of the funds in the account without further consent by such Grantor (any such Deposit Accounts, together with any other Accounts pursuant to which any portion of the Collateral is deposited with the Administrative Agent, a “Collateral Account,” and collectively, the “Collateral Accounts”), and such Grantor shall not commingle any such Proceeds, and shall hold separate and apart from all other property, all such Proceeds in express trust for the benefit of the Administrative Agent until delivery thereof is made to the Administrative Agent.

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(c)          Following the delivery of notice pursuant to clause (b)(ii), the Administrative Agent shall have the right to apply any amount in the Collateral Account to the payment of any Secured Obligations which are due and payable or in accordance with the Loan Documents.

(d)          With respect to each of the Collateral Accounts, it is hereby confirmed and agreed that (i) deposits in such Collateral Account are subject to a security interest as contemplated hereby, (ii) such Collateral Account shall be under the control of the Administrative Agent and (iii) the Administrative Agent shall have the sole right of withdrawal over such Collateral Account once the Administrative Agent has delivered the notice referred to in clause (b)(ii) above.

(e)          Following the occurrence and during the continuance of an Event of Default, at the request of the Administrative Agent or the Required Lenders, such Grantor will maintain all of its Deposit Accounts only with the Administrative Agent or with any depositary institution that has entered into a Control Agreement in favor of the Administrative Agent.

SECTION 4.4.          As to Grantors’ Use of Collateral.

(a)          Subject to clause (b), such Grantor (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Grantor for such purpose, (ii) shall, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Administrative Agent may request following the occurrence and during the continuance of an Event of Default or, in the absence of such request, as such Grantor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Collateral.

(b)          At any time following the occurrence and during the continuance of an Event of Default, whether before or after the maturity of any of the Secured Obligations, the Administrative Agent may (i) revoke any or all of the rights of such Grantor set forth in clause (a), (ii) notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder, and (iii) enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.

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(c)          Upon request of the Administrative Agent following the occurrence and during the continuance of an Event of Default, each Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

(d)          At any time following the occurrence and during the continuation of an Event of Default, the Administrative Agent may endorse, in the name of any Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other Proceeds of any of the Collateral.

SECTION 4.5.          As to Equipment and Inventory and Goods. Each Grantor hereby agrees that it shall keep all of the Equipment and Inventory (other than Inventory sold in the ordinary course of business) and Goods located at the places therefore specified in Section 3.7(b) or, upon ten (10) days’ prior written notice to the Administrative Agent, at such other places in a jurisdiction within the United States of America where all representations and warranties set forth in Article III shall be true and correct, and all action required pursuant to the second sentence of Section 4.12 shall have been taken with respect to the Equipment and Inventory and Goods.

SECTION 4.6.          As to Intellectual Property Collateral. Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral material to the operations or business of such Grantor:

(a)          such Grantor will not (i) do or fail to perform any act whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable, (ii) permit any of its licensees to (A) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral, (C) fail to employ all of the Trademark Collateral registered with any federal or state or foreign authority with an appropriate notice of such registration, (D) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral, (E) use any of the Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made, or (F) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable, or (iii) do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless, in the case of any of the foregoing requirements in clauses (i), (ii) and (iii), such Grantor shall either (x) reasonably and in good faith determine that any of such Intellectual Property Collateral is of negligible economic value to such Grantor, or (y) the loss of the Intellectual Property Collateral would not be reasonably likely to have a Material Adverse Effect on the business;

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(b)          such Grantor shall promptly notify the Administrative Agent if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor’s ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

(c)          in no event will such Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Administrative Agent, and upon request of the Administrative Agent (subject to the terms of the First Lien Credit Agreement), executes and delivers all agreements, instruments and documents as the Administrative Agent may reasonably request to evidence the Administrative Agent’s security interest in such Intellectual Property Collateral;

(d)          such Grantor will take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or (subject to the terms of the First Lien Credit Agreement) any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clause (a) or (b));

(e)          following the obtaining of an interest in any material Intellectual Property by such Grantor shall deliver a supplement to Schedule III identifying such new Intellectual Property; and

(f)          following the obtaining of an interest in any material Intellectual Property by such Grantor or, following the occurrence and during the continuance of an Event of Default, upon the request of the Administrative Agent, such Grantor shall deliver all agreements, instruments and documents the Administrative Agent may reasonably request to evidence the Administrative Agent’s security interest in such Intellectual Property Collateral and as may otherwise be required to acknowledge or register or perfect the Administrative Agent’s interest in any part of such item of Intellectual Property Collateral unless such Grantor shall determine in good faith (with the consent of the Administrative Agent) that any Intellectual Property Collateral is of negligible economic value to such Grantor.

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SECTION 4.7.          As to Letter-of-Credit Rights.

(a)          Each Grantor, by granting a security interest in its Letter-of-Credit Rights to the Administrative Agent, intends to (and hereby does) collaterally assign to the Administrative Agent its rights (including its contingent rights) to the Proceeds of all Letter-of-Credit Rights of which it is or hereafter becomes a beneficiary or assignee. Promptly following the date on which any Grantor obtains any Letter of Credit Rights after the date hereof, such Grantor shall (i) deliver a supplement to Schedule II identifying such new Letter-of-Credit Right and (ii) with respect to each Letter of Credit having a stated amount in excess of $500,000, cause the issuer of such Letter of Credit and each nominated person (if any) with respect thereto to consent to such assignment of the Proceeds thereof in a consent agreement in form and substance reasonably satisfactory to the Administrative Agent and deliver written evidence of such consent to the Administrative Agent.

(b)          Upon the occurrence and during the continuation of an Event of Default, each Grantor will, promptly upon request by the Administrative Agent, (i) notify (and each Grantor hereby authorizes the Administrative Agent to notify) the issuer and each nominated person with respect to each of the Letters of Credit that the Proceeds thereof have been assigned to the Administrative Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the Administrative Agent and (ii) arrange for the Administrative Agent to become the transferee beneficiary Letter of Credit.

SECTION 4.8.          As to Commercial Tort Claims. Each Grantor covenants and agrees that, until the Termination Date, with respect to any Commercial Tort Claim in excess of $500,000 individually or in the aggregate hereafter arising, it shall deliver to the Administrative Agent a supplement to Schedule II in form and substance reasonably satisfactory to the Administrative Agent, identifying such new Commercial Tort Claims.

SECTION 4.9.          Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the U.S. Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, with a value in excess of $500,000, such Grantor shall promptly notify the Administrative Agent thereof and, at the request of the Administrative Agent, shall take such action as the Administrative Agent may request to vest in the Administrative Agent control under Section 9-105 of the UCC of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Administrative Agent agrees with the Grantors that the Administrative Agent will arrange, pursuant to procedures reasonably satisfactory to the Administrative Agent and so long as such procedures will not result in the Administrative Agent’s loss of control, for such Grantor to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the U.S. Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such electronic chattel paper or transferable record.

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SECTION 4.10.         Transfers and Other Liens. No Grantor shall: (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except Inventory in the ordinary course of business or as permitted by the First Lien Credit Agreement, or (b) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the security interest created by this Security Agreement and the other Loan Documents and except for Liens and other charges or encumbrances specifically permitted by the First Lien Credit Agreement.

SECTION 4.11.         Taxes. Each Grantor agrees to pay promptly when due all Taxes imposed upon such Grantor or any of its direct or indirect Subsidiaries or upon their property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on the books of such Grantor or such Subsidiaries, as applicable.

SECTION 4.12.         Further Assurances, etc. Each Grantor shall warrant and defend the right and title herein granted unto the Administrative Agent in and to the Collateral (and all right, title and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. Each Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Administrative Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Each Grantor agrees that, upon the acquisition after the date hereof by such Grantor of any Collateral, with respect to which the security interest granted hereunder is not perfected automatically upon such acquisition, to take such actions with respect to such Collateral or any part thereof as required by the Loan Documents. Without limiting the generality of the foregoing, each Grantor will:

(a)          from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments and similar documents, reasonably satisfactory in form and substance to the Administrative Agent, with respect to such Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent, after the occurrence and during the continuance of any Event of Default, promptly transfer any securities constituting Collateral into the name of any nominee designated by the Administrative Agent; if any Collateral shall be evidenced by an Instrument, negotiable Document, Promissory Note or tangible Chattel Paper, deliver and pledge to the Administrative Agent hereunder such Instrument, negotiable Document, Promissory Note, Pledged Note or tangible Chattel Paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Administrative Agent;

(b)          file (and hereby authorize the Administrative Agent to file) such Filing Statements or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. § 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or that the Administrative Agent may request in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby. The authorization contained in this Section 4.12 shall be irrevocable and continuing until the Termination Date;

- 23 -	EXXI Pledge and Security Agreement

(c)          deliver to the Administrative Agent and at all times keep pledged to the Administrative Agent pursuant hereto, on a first-priority, perfected basis, at the request of the Administrative Agent, all Investment Property constituting Collateral (except for Permitted Liens), and, from and after an Event of Default and during the continuation thereof, all Distributions with respect thereto, and all interest and principal with respect to Promissory Notes, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral;

(d)          not take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Payment Intangible or other Instrument constituting Collateral, except as provided in Section 4.4;

(e)          not create any tangible Chattel Paper without placing a legend on such tangible Chattel Paper reasonably acceptable to the Administrative Agent indicating that the Administrative Agent has a security interest in such Chattel Paper;

(f)          furnish to the Administrative Agent, from time to time at the Administrative Agent’s request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail; and

(g)          do all things reasonably requested by the Administrative Agent in accordance with this Security Agreement in order to enable the Administrative Agent to have and maintain control over the Collateral consisting of Investment Property and/or Deposit Accounts (except for those that are listed in Item 7.1.9 of the Disclosure Schedule to the First Lien Credit Agreement), Letter-of-Credit-Rights and Electronic Chattel Paper.

With respect to the foregoing and the grant of the security interest hereunder, each Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, any amendments thereto, and other similar documents necessary or desirable in the opinion of the Administrative Agent to perfect or maintain the perfection of the Administrative Agent’s or any Secured Party’s security interest in the Collateral or any portion thereof, in each of the foregoing cases, without the signature and without further authorization of such Grantor. Each Grantor agrees that a carbon, photographic or other reproduction of this Security Agreement or any UCC financing statement covering the Collateral or any part thereof shall be sufficient as a UCC financing statement where permitted by law. Each Grantor hereby authorizes the Administrative Agent to file financing statements describing as the collateral covered thereby “all of the debtor’s personal property or assets” or words to that effect, notwithstanding that such wording may be broader in scope than the Collateral described in this Security Agreement.

- 24 -	EXXI Pledge and Security Agreement

SECTION 4.13.         Performance of Covenants in Loan Documents. Each Grantor will perform, comply with, observe and fulfill, and will cause each of its Subsidiaries to perform, comply with, observe and fulfill, each of the covenants, agreements and obligations contained in the First Lien Credit Agreement and the other Loan Documents pertaining to or otherwise applicable to such Grantor or any of its Subsidiaries.

ARTICLE V.

THE ADMINISTRATIVE AGENT

SECTION 5.1.          Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Administrative Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Administrative Agent’s discretion, following the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral, (b) to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper, in connection with clause (a) above, (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral, and (d) to perform the affirmative obligations of such Grantor hereunder. EACH GRANTOR HEREBY ACKNOWLEDGES, CONSENTS AND AGREES THAT THE POWER OF ATTORNEY GRANTED PURSUANT TO THIS SECTION 5.1 IS IRREVOCABLE AND COUPLED WITH AN INTEREST AND SHALL BE EFFECTIVE UNTIL THE TERMINATION DATE.

SECTION 5.2.          Administrative Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor pursuant to Section 6.5 hereof and Section 10.3 of the First Lien Credit Agreement and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

SECTION 5.3.          Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment Property and any other Pledged Property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

- 25 -	EXXI Pledge and Security Agreement

SECTION 5.4.          Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, that the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral (a) if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own personal property, or (b) if the Administrative Agent takes such action for that purpose as any Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of an Event of Default; provided, further, that failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

ARTICLE VI.

REMEDIES

SECTION 6.1.          Certain Remedies. If any Event of Default shall have occurred and be continuing:

(a)          The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may (i) take possession of any Collateral not already in its possession without demand and without legal process, (ii) require any Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties, (iii) enter onto the property where any Collateral is located and take possession thereof without demand and without legal process, (iv) without notice except as specified below, lease, license, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ prior notice to such Grantor of the time and place of any public sale or the time of any private sale is to be made shall constitute reasonable notification; provided, however, that with respect to Collateral that is (x) perishable or threatens to decline speedily in value, or (y) is of a type customarily sold on a recognized market (including but not limited to, Investment Property), no notice of sale or disposition need be given. For purposes of this Article VI, notice of any intended sale or disposition of any Collateral may be given by first-class mail, hand-delivery (through a delivery service or otherwise), facsimile or email, and shall be deemed to have been “sent” upon deposit in the U.S. Mails with adequate postage properly affixed, upon delivery to an express delivery service or upon electronic submission through telephonic or internet services, as applicable. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

- 26 -	EXXI Pledge and Security Agreement

(b)          Each Grantor agrees and acknowledges that a commercially reasonable disposition of Inventory, Equipment, Goods, Computer Hardware and Software Collateral, or Intellectual Property may be by lease or license of, in addition to the sale of, such Collateral. Each Grantor further agrees and acknowledges that the following shall be deemed a reasonable commercial disposition: (i) a disposition made in the usual manner on any recognized market, (ii) a disposition at the price current in any recognized market at the time of disposition, and (iii) a disposition in conformity with reasonable commercial practices among dealers in the type of property subject to the disposition.

(c)          All cash Proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Administrative Agent against, all or any part of the Obligations as set forth in Section 4.7 of the First Lien Credit Agreement. The Administrative Agent shall not be obligated to apply or pay over for application noncash proceeds of collection or enforcement unless (i) the failure to do so would be commercially unreasonable, and (ii) the affected party has provided the Administrative Agent with a written demand to apply or pay over such noncash proceeds on such basis.

(d)          The Administrative Agent may do any or all of the following: (i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder, (ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder, (iii) withdraw, or cause or direct the withdrawal, of all funds with respect to the Collateral Account, (iv) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, (v) endorse any checks, drafts, or other writings in any Grantor’s name to allow collection of the Collateral, (vi) take control of any Proceeds of the Collateral, or (vii) execute (in the name, place and stead of any Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

SECTION 6.2.          Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral that are Capital Securities pursuant to Section 6.1, each Grantor agrees that, upon request of the Administrative Agent, such Grantor will, at its own expense:

(a)          execute and deliver, and cause (or, with respect to any issuer which is not a Subsidiary of such Grantor, use its reasonable efforts to cause) each Pledged Interests Issuer or other issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the reasonable opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the “Securities Act”), and cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the reasonable opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto;

- 27 -	EXXI Pledge and Security Agreement

(b)          use its reasonable efforts to exempt the Collateral under the state securities or “Blue Sky” laws and to obtain all necessary Governmental Approvals for the sale of the Collateral, as requested by the Administrative Agent;

(c)          cause (or, with respect to any issuer that is not a Subsidiary of such Grantor, use its reasonable efforts to cause) each such Pledged Interests Issuer or other issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

(d)          do or cause to be done all such other acts and things as may be reasonably necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Each Grantor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent or the Secured Parties by reason of the failure by such Grantor to perform any of the covenants contained in this Section and consequently agrees that, if such Grantor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as reasonably determined by the Administrative Agent in good faith) of such Collateral on the date the Administrative Agent shall demand compliance with this Section 6.2; provided that in no event shall the Grantors be obligated in respect hereof for an amount that exceeds the sum of Total Exposure Amount plus all interest, fees and expenses owing in respect thereof.

SECTION 6.3.          Compliance with Restrictions. Each Grantor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and each Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to such Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

SECTION 6.4.          Protection of Collateral. The Administrative Agent may from time to time, at its option, perform any act which any Grantor fails to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Administrative Agent may from time to time take any other action which the Administrative Agent deems reasonably necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

- 28 -	EXXI Pledge and Security Agreement

SECTION 6.5.          Indemnity and Expenses.

(a)          Without limiting the generality of the provisions of Section 10.4 of the First Lien Credit Agreement, each Grantor hereby indemnifies and holds harmless the Administrative Agent, each Secured Party and each of their respective officers, directors, employees and agents (the “Indemnified Parties”) from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement or any other Loan Document (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from any Indemnified Party’s gross negligence, willful misconduct or unlawful acts; PROVIDED, HOWEVER, THAT IT IS THE INTENTION OF THE PARTIES HERETO THAT EACH INDEMNIFIED PARTY BE INDEMNIFIED IN THE CASE OF ITS OWN NEGLIGENCE (OTHER THAN GROSS NEGLIGENCE), REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE OR CONTRIBUTORY, ACTIVE OR PASSIVE, IMPUTED, JOINT OR TECHNICAL. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Grantor hereby agrees to make the maximum contribution to the payment and satisfaction of each of the foregoing which is permissible under applicable law.

(b)          Each Grantor will upon demand pay to the Administrative Agent and any local counsel the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent and any local counsel may incur in connection herewith, including without limitation in connection with (i) the administration of this Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Administrative Agent and any local counsel or any of the Secured Parties hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

SECTION 6.6.          Warranties. The Administrative Agent may sell the Collateral without giving any warranties or representations as to the Collateral. The Administrative Agent may disclaim any warranties of title or the like. Each Grantor agrees that this procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

ARTICLE VII.

MISCELLANEOUS PROVISIONS

SECTION 7.1.          Loan Document. This Security Agreement is a Loan Document executed pursuant to the First Lien Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article 10 thereof.

- 29 -	EXXI Pledge and Security Agreement

SECTION 7.2.          Binding on Successors, Transferees and Assigns; Assignment. This Security Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon each Grantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns; provided, that no Grantor shall (unless otherwise permitted under the terms of the First Lien Credit Agreement or this Security Agreement) assign any of its obligations hereunder without, subject to the First Lien Credit Agreement, the prior written consent of the Required Lenders.

SECTION 7.3.          Amendments, etc. No amendment to or waiver of any provision of this Security Agreement, nor consent to any departure by any Grantor from its obligations under this Security Agreement, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to Section 10.1 of the First Lien Credit Agreement) and each Grantor and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 7.4.          Notices. Except as otherwise provided in this Security Agreement, all notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party specified on the signature pages of this Security Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other party. Except as otherwise provided in this Security Agreement, any notice or other communication, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or other communication, if transmitted by facsimile, shall be deemed given when transmitted and electronically confirmed.

SECTION 7.5.          Release of Liens. Upon (a) the Disposition of Collateral in accordance with the First Lien Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Collateral (in the case of clause (a)) or (ii) all Collateral (in the case of clause (b)). Upon any such Disposition or termination, the Administrative Agent will, at the Grantors’ sole expense, deliver to the Grantors, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

SECTION 7.6.          No Waiver; Remedies. In addition to, and not in limitation of Section 2.7, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

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SECTION 7.7.          Headings. The various headings of this Security Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provisions thereof.

SECTION 7.8.          Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 7.9.          Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE PERFECTION, EFFECT OF PERFECTION OR NONPERFECTION, AND PRIORITY OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

SECTION 7.10.         Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Security Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Security Agreement.

SECTION 7.11.         Additional Grantors; Additional Pledged Securities. Each Subsidiary of the Borrower that is required to become a party to this Security Agreement pursuant to Section 7.1.8 of the First Lien Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement substantially in the form of Annex I hereto. Each Grantor that is required to pledge additional Equity Interests pursuant to the First Lien Credit Agreement shall execute and deliver to the Administrative Agent a Supplement.

(Signatures Begin on Following Page)

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IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

GRANTORS

ENERGY XXI GULF COAST, INC.

By:	/s/ Hugh Menown
	Name:	Hugh Menown
	Title:	Executive Vice President,
Chief Accounting Officer

ENERGY XXI GOM, LLC

By:	/s/ Rick Fox
	Name:	Rick Fox
	Title:	Chief Financial Officer & Treasurer

ENERGY XXI TEXAS ONSHORE, LLC

By:	/s/ Rick Fox
	Name:	Rick Fox
	Title:	Chief Financial Officer & Treasurer

ENERGY XXI ONSHORE, LLC

By:	/s/ Rick Fox
	Name:	Rick Fox
	Title:	Chief Financial Officer & Treasurer

ENERGY XXI PIPELINE, LLC

By:	/s/ Rick Fox
	Name:	Rick Fox
	Title:	Chief Financial Officer & Treasurer

S-1	Signature Page to EXXI Pledge and Security Agreement

ENERGY XXI LEASEHOLD, LLC

By:	/s/ Rick Fox
	Name:	Rick Fox
	Title:	Chief Financial Officer & Treasurer

ENERGY XXI PIPELINE II, LLC

By:	/s/ Rick Fox
	Name:	Rick Fox
	Title:	Chief Financial Officer & Treasurer

MS ONSHORE, LLC

By:	/s/ Rick Fox
	Name:	Rick Fox
	Title:	Chief Financial Officer & Treasurer

M21K, LLC

By:	/s/ Rick Fox
	Name:	Rick Fox
	Title:	Chief Financial Officer & Treasurer

SOILEAU CATERING, LLC

By:	/s/ Rick Fox
	Name:	Rick Fox
	Title:	Chief Financial Officer & Treasurer

S-2	Signature Page to EXXI Pledge and Security Agreement

EPL OIL & GAS, INC.

By:	/s/ Rick Fox
	Name:	Rick Fox
	Title:	Chief Financial Officer & Treasurer

ANGLO-SUISSE OFFSHORE PIPELINE PARTNERS, LLC

By:	/s/ Rick Fox
	Name:	Rick Fox
	Title:	Chief Financial Officer & Treasurer

DELAWARE EPL OF TEXAS, LLC

By:	/s/ Rick Fox
	Name:	Rick Fox
	Title:	Chief Financial Officer & Treasurer

ENERGY PARTNERS LTD., LLC

By:	/s/ Rick Fox
	Name:	Rick Fox
	Title:	Chief Financial Officer & Treasurer

EPL OF LOUISIANA, L.L.C.

By:	/s/ Rick Fox
	Name:	Rick Fox
	Title:	Chief Financial Officer & Treasurer

S-3	Signature Page to EXXI Pledge and Security Agreement

EPL PIONEER HOUSTON, INC.

By:	/s/ Rick Fox
	Name:	Rick Fox
	Title:	Chief Financial Officer & Treasurer

EPL PIPELINE, L.L.C.

By:	/s/ Rick Fox
	Name:	Rick Fox
	Title:	Chief Financial Officer & Treasurer

NIGHTHAWK, L.L.C.

By:	/s/ Rick Fox
	Name:	Rick Fox
	Title:	Chief Financial Officer & Treasurer

ENERGY XXI OFFSHORE SERVICES, INC.

By:	/s/ Rick Fox
	Name:	Rick Fox
	Title:	Chief Financial Officer & Treasurer

ENERGY XXI NATURAL GAS HOLDINGS, INC.

By:	/s/ Rick Fox
	Name:	Rick Fox
	Title:	Chief Financial Officer & Treasurer

S-4	Signature Page to EXXI Pledge and Security Agreement

NATURAL GAS ACQUISITION COMPANY I, LLC

By:	/s/ Rick Fox
	Name:	Rick Fox
	Title:	Chief Financial Officer & Treasurer

ENERGY XXI SERVICES, LLC

By:	/s/ Rick Fox
	Name:	Rick Fox
	Title:	Chief Financial Officer & Treasurer

Notice Address for each Grantor:

1021 Main (One City Centre), Suite 2626
Houston, Texas 77002
Attention: Bruce Busmire
Telephone: (713) 351-3033
Facsimile: (713) 351-3333

S-5	Signature Page to EXXI Pledge and Security Agreement

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, N.A.

By:	/s/ Catherine K. Cook
	Name:	Catherine K. Cook
	Title:	Director

Notice Address:
Wells Fargo Bank, N.A.
1525 West W.T. Harris Blvd.
MAC D1109-019
Charlotte, NC 28262
Attention: Agency Services
Telephone: (704) 590-2760
Facsimile: (704) 590-2790

With a copy to:

Wells Fargo Bank, N.A.
1000 Louisiana Street, 9th Floor
Houston, TX 77002
Attention: Nina Milligan
Telephone: (713) 319-1838
Facsimile: (713) 319-1925

S-6	Signature Page to EXXI Pledge and Security Agreement

SCHEDULE I
to Security Agreement

Energy XXI Gulf Coast, Inc.

ITEM A — PLEDGED INTERESTS

				Common Stock
Pledged Interests Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Shares Pledged
EPL Oil & Gas, Inc.	ZQ00000668	1,000	1,000	1,000	100%
Energy XXI Offshore Services, Inc.	N/A	1,000,000	1,000,000	1,000,000	100%
Energy XXI Natural Gas Holdings, Inc.	N/A	1,000,000	1,000,000	1,000,000	100%
Energy XXI Insurance Limited	N/A	120,000	120,000	120,000	65%

	Limited Liability Company Interests
Pledged Interests Issuer (limited liability company)	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged
1) Energy XXI GOM, LLC	100%	Membership Interest
2) MS Onshore, LLC	100%	Membership Interest
3) Energy XXI Services, LLC	100%	Membership Interest

Partnership Interests
Pledged Interests Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Owned
N/A

ITEM B — PLEDGED NOTES

1.	Pledged Note Issuer Description:

N/A

Schedule I-1	Schedule I to EXXI Pledge and Security Agreement

SCHEDULE I
to Security Agreement

Energy XXI GOM, LLC

ITEM A — PLEDGED INTERESTS

Common Stock
Pledged Interests Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Shares Pledged
N/A

	Limited Liability Company Interests
Pledged Interests Issuer (limited liability company)	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged
1) Energy XXI Onshore, LLC	100%	Membership Interest
2) Energy XXI Texas Onshore, LLC	100%	Membership Interest
3) Energy XXI Pipeline, LLC	100%	Membership Interest
4) Energy XXI Pipeline II, LLC	100%	Membership Interest
5) Energy XXI Leasehold, LLC	100%	Membership Interest
6) M21K, LLC	100%	Membership Interest
7) Soileau Catering, LLC	100%	Membership Interest

Partnership Interests
Pledged Interests Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Owned
N/A

ITEM B — PLEDGED NOTES

1.	Pledged Note Issuer Description:

N/A

Schedule I-2	Schedule I to EXXI Pledge and Security Agreement

SCHEDULE I
to Security Agreement

Energy XXI Leasehold, LLC

ITEM A — PLEDGED INTERESTS

Common Stock
Pledged Interests Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Shares Pledged
N/A

Limited Liability Company Interests
Pledged Interests Issuer (limited liability company)	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged
N/A

Partnership Interests
Pledged Interests Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Owned
N/A

ITEM B — PLEDGED NOTES

1.	Pledged Note Issuer Description:

N/A

Schedule I-3	Schedule I to EXXI Pledge and Security Agreement

SCHEDULE I
to Security Agreement

Energy XXI Onshore, LLC

ITEM A — PLEDGED INTERESTS

Common Stock
Pledged Interests Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Shares Pledged
N/A

Limited Liability Company Interests
Pledged Interests Issuer (limited liability company)	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged
N/A

Partnership Interests
Pledged Interests Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Owned
N/A

ITEM B — PLEDGED NOTES

1.	Pledged Note Issuer Description:

N/A

Schedule I-4	Schedule I to EXXI Pledge and Security Agreement

SCHEDULE I
to Security Agreement

Energy XXI Pipeline, LLC

ITEM A — PLEDGED INTERESTS

Common Stock
Pledged Interests Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Shares Pledged
N/A

Limited Liability Company Interests
Pledged Interests Issuer (limited liability company)	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged
N/A

Partnership Interests
Pledged Interests Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Owned
N/A

ITEM B — PLEDGED NOTES

1.	Pledged Note Issuer Description:

N/A

Schedule I-5	Schedule I to EXXI Pledge and Security Agreement

SCHEDULE I
to Security Agreement

Energy XXI Pipeline II, LLC

ITEM A — PLEDGED INTERESTS

Common Stock
Pledged Interests Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Shares Pledged
N/A

Limited Liability Company Interests
Pledged Interests Issuer (limited liability company)	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged
N/A

Partnership Interests
Pledged Interests Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Owned
N/A

ITEM B — PLEDGED NOTES

1.	Pledged Note Issuer Description:

N/A

Schedule I-6	Schedule I to EXXI Pledge and Security Agreement

SCHEDULE I
to Security Agreement

Energy XXI Texas Onshore, LLC

ITEM A — PLEDGED INTERESTS

Common Stock
Pledged Interests Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Shares Pledged
N/A

Limited Liability Company Interests
Pledged Interests Issuer (limited liability company)	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged
N/A

Partnership Interests
Pledged Interests Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Owned
N/A

ITEM B — PLEDGED NOTES

1.	Pledged Note Issuer Description:

N/A

Schedule I-7	Schedule I to EXXI Pledge and Security Agreement

SCHEDULE I
to Security Agreement

MS Onshore, LLC

ITEM A — PLEDGED INTERESTS

Common Stock
Pledged Interests Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Shares Pledged
N/A

Limited Liability Company Interests
Pledged Interests Issuer (limited liability company)	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged
N/A

Partnership Interests
Pledged Interests Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Owned
N/A

ITEM B — PLEDGED NOTES

1.	Pledged Note Issuer Description:

N/A

Schedule I-8	Schedule I to EXXI Pledge and Security Agreement

SCHEDULE I
to Security Agreement

M21K, LLC

ITEM A — PLEDGED INTERESTS

Common Stock
Pledged Interests Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Shares Pledged
N/A

Limited Liability Company Interests
Pledged Interests Issuer (limited liability company)	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged
N/A

Partnership Interests
Pledged Interests Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Owned
N/A

ITEM B — PLEDGED NOTES

1.	Pledged Note Issuer Description:

N/A

Schedule I-9	Schedule I to EXXI Pledge and Security Agreement

SCHEDULE I
to Security Agreement

Soileau Catering, LLC

ITEM A — PLEDGED INTERESTS

Common Stock
Pledged Interests Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Shares Pledged
N/A

Limited Liability Company Interests
Pledged Interests Issuer (limited liability company)	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged
N/A

Partnership Interests
Pledged Interests Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Owned
N/A

ITEM B — PLEDGED NOTES

1.	Pledged Note Issuer Description:

N/A

Schedule I-10	Schedule I to EXXI Pledge and Security Agreement

SCHEDULE I
to Security Agreement

EPL Oil & Gas, Inc.

ITEM A — PLEDGED INTERESTS

				Common Stock
Pledged Interests Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Shares Pledged
EPL Pioneer Houston, Inc.	6	1,000	1,000	1,000	100%

	Limited Liability Company Interests
Pledged Interests Issuer (limited liability company)	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged
1) Anglo-Suisse Offshore Pipeline Partners, LLC	100%	Membership Interest
2) Delaware EPL of Texas, LLC	100%	Membership Interest
3) Energy Partners Ltd., LLC	100%	Membership Interest
4) EPL of Louisiana, L.L.C.	100%	Membership Interest
5) EPL Pipeline, L.L.C.	100%	Membership Interest
6) Nighthawk, L.L.C.	100%	Membership Interest

Partnership Interests
Pledged Interests Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Owned
N/A

ITEM B — PLEDGED NOTES

1.	Pledged Note Issuer Description:

N/A

Schedule I-11	Schedule I to EXXI Pledge and Security Agreement

SCHEDULE I
to Security Agreement

Anglo-Suisse Offshore Pipeline Partners, LLC

ITEM A — PLEDGED INTERESTS

Common Stock
Pledged Interests Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Shares Pledged
N/A

Limited Liability Company Interests
Pledged Interests Issuer (limited liability company)	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged
N/A

Partnership Interests
Pledged Interests Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Owned
N/A

ITEM B — PLEDGED NOTES

1.	Pledged Note Issuer Description:

N/A

Schedule I-12	Schedule I to EXXI Pledge and Security Agreement

SCHEDULE I
to Security Agreement

Delaware EPL of Texas, LLC

ITEM A — PLEDGED INTERESTS

Common Stock
Pledged Interests Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Shares Pledged
N/A

Limited Liability Company Interests
Pledged Interests Issuer (limited liability company)	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged
N/A

Partnership Interests
Pledged Interests Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Owned
N/A

ITEM B — PLEDGED NOTES

1.	Pledged Note Issuer Description:

N/A

Schedule I-13	Schedule I to EXXI Pledge and Security Agreement

SCHEDULE I
to Security Agreement

Energy Partners Ltd., LLC

ITEM A — PLEDGED INTERESTS

Common Stock
Pledged Interests Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Shares Pledged
N/A

Limited Liability Company Interests
Pledged Interests Issuer (limited liability company)	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged
N/A

Partnership Interests
Pledged Interests Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Owned
N/A

ITEM B — PLEDGED NOTES

1.	Pledged Note Issuer Description:

N/A

Schedule I-14	Schedule I to EXXI Pledge and Security Agreement

SCHEDULE I
to Security Agreement

EPL of Louisiana, L.L.C.

ITEM A — PLEDGED INTERESTS

Common Stock
Pledged Interests Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Shares Pledged
N/A

Limited Liability Company Interests
Pledged Interests Issuer (limited liability company)	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged
N/A

Partnership Interests
Pledged Interests Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Owned
N/A

ITEM B — PLEDGED NOTES

1.	Pledged Note Issuer Description:

N/A

Schedule I-15	Schedule I to EXXI Pledge and Security Agreement

SCHEDULE I
to Security Agreement

EPL Pioneer Houston, Inc.

ITEM A — PLEDGED INTERESTS

Common Stock
Pledged Interests Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Shares Pledged
N/A

Limited Liability Company Interests
Pledged Interests Issuer (limited liability company)	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged
N/A

Partnership Interests
Pledged Interests Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Owned
N/A

ITEM B — PLEDGED NOTES

1.	Pledged Note Issuer Description:

N/A

Schedule I-16	Schedule I to EXXI Pledge and Security Agreement

SCHEDULE I
to Security Agreement

EPL Pipeline, L.L.C.

ITEM A — PLEDGED INTERESTS

Common Stock
Pledged Interests Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Shares Pledged
N/A

Limited Liability Company Interests
Pledged Interests Issuer (limited liability company)	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged
N/A

Partnership Interests
Pledged Interests Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Owned
N/A

ITEM B — PLEDGED NOTES

1.	Pledged Note Issuer Description:

N/A

Schedule I-17	Schedule I to EXXI Pledge and Security Agreement

SCHEDULE I
to Security Agreement

Nighthawk, L.L.C.

ITEM A — PLEDGED INTERESTS

Common Stock
Pledged Interests Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Shares Pledged
N/A

Limited Liability Company Interests
Pledged Interests Issuer (limited liability company)	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged
N/A

Partnership Interests
Pledged Interests Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Owned
N/A

ITEM B — PLEDGED NOTES

1.	Pledged Note Issuer Description:

N/A

Schedule I-18	Schedule I to EXXI Pledge and Security Agreement

SCHEDULE I
to Security Agreement

Energy XXI Offshore Services, Inc.

ITEM A — PLEDGED INTERESTS

Common Stock
Pledged Interests Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Shares Pledged
N/A

Limited Liability Company Interests
Pledged Interests Issuer (limited liability company)	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged
N/A

Partnership Interests
Pledged Interests Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Owned
N/A

ITEM B — PLEDGED NOTES

1.	Pledged Note Issuer Description:

N/A

Schedule I-19	Schedule I to EXXI Pledge and Security Agreement

SCHEDULE I
to Security Agreement

Energy XXI Natural Gas Holdings, Inc.

ITEM A — PLEDGED INTERESTS

Common Stock
Pledged Interests Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Shares Pledged
N/A

	Limited Liability Company Interests
Pledged Interests Issuer (limited liability company)	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged
1) Natural Gas Acquisition Company I, LLC	100%	Membership Interest
2) Energy XXI M21K, LLC	20%	Membership Interest

Partnership Interests
Pledged Interests Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Owned
N/A

ITEM B — PLEDGED NOTES

1.	Pledged Note Issuer Description:

N/A

Schedule I-20	Schedule I to EXXI Pledge and Security Agreement

SCHEDULE I
to Security Agreement

Energy XXI Services, LLC

ITEM A — PLEDGED INTERESTS

				Common Stock
Pledged Interests Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Shares Pledged
Energy XXI Holdings, Inc.	N/A	100,000	100,000	100,000	100%

	Limited Liability Company Interests
Pledged Interests Issuer (limited liability company)	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged
1) Energy XXI GIGS Services, LLC	100%	Membership Interest

Partnership Interests
Pledged Interests Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Owned
N/A

ITEM B — PLEDGED NOTES

1.	Pledged Note Issuer Description:

N/A

Schedule I-21	Schedule I to EXXI Pledge and Security Agreement

SCHEDULE II
to Security Agreement

Item A-1.	Location of each Grantor for purposes of UCC.

Delaware:	Energy XXI Gulf Coast, Inc. (“EXXI”)
Energy XXI GOM, LLC (“EXXI GOM”)
Energy XXI Leasehold, LLC (“EXXI Leasehold”)
Energy XXI Onshore, LLC (“EXXI Onshore”)
Energy XXI Pipeline, LLC (“EXXI Pipeline”)
Energy XXI Pipeline II, LLC (“EXXI Pipeline II”)
Energy XXI Texas Onshore, LLC (“EXXI Texas”)
MS Onshore, LLC (“MS Onshore”)
M21K, LLC (“M21K”)
Soileau Catering, LLC (“Soileau”)
EPL Oil & Gas, Inc. (“EPL”)
Anglo-Suisse Offshore Pipeline Partners, LLC (“Anglo-Suisse”)
Delaware EPL of Texas, LLC (“Delaware EPL”)
Energy Partners Ltd., LLC (“Energy Partners”)
EPL Pipeline, L.L.C. (“EPL Pipeline”)
Energy XXI Offshore Services, Inc. (“Offshore Services”)
Energy XXI Natural Gas Holdings, Inc. (“Natural Gas Holdings”)
Natural Gas Acquisition Company I, LLC (“Natural Gas Acquisition”)
Energy XXI Services, LLC (“EXXI Services”)

Texas:	EPL Pioneer Houston, Inc. (“EPL Pioneer”)

Louisiana:	EPL of Louisiana, L.L.C. (“EPL Louisiana”)
Nighthawk, L.L.C.	(“Nighthawk”)

Item A-2.	Grantor’s place of business or principal office.

1021 Main Street, Suite 2626
Houston, TX 77002

Item A-3.	Taxpayer ID number.

EXXI:	20-4278595
EXXI GOM:	56-2140027
EXXI Leasehold:	45-3948121
EXXI Onshore:	20-0650308
EXXI Pipeline:	27-4165863
EXXI Pipeline II:	45-3938238
EXXI Texas:	20-0650294
MS Onshore:	37-1708573
M21K:	90-0793978
Soileau:	47-4972767

Schedule II-1	Schedule II to EXXI Pledge and Security Agreement

EPL:	72-1409562
Anglo-Suisse:	72-1409562
Delaware EPL:	72-1409562
Energy Partners:	72-1409562
EPL Pipeline:	72-1471048
Offshore Services:	47-2054711
Natural Gas Holdings:	45-3137517
Natural Gas Acquisition:	90-0800956
EXXI Services:	20-4583999
EPL Pioneer:	75-2129749
EPL Louisiana:	72-1409562
Nighthawk:	72-1409562

Item B.	Equipment.

EXXI:	Texas
EXXI GOM:	Texas and Louisiana
EXXI Leasehold:	Texas and Louisiana
EXXI Onshore:	Louisiana
EXXI Pipeline:	Louisiana
EXXI Pipeline II:	Louisiana
EXXI Texas:	Texas
MS Onshore:	Texas and Mississippi
M21K:	Texas and Louisiana
Soileau:	Texas and Louisiana
EPL:	Texas and Louisiana
Anglo-Suisse:	Louisiana and Texas
Delaware EPL:	Texas
Energy Partners:	N/A
EPL Pipeline:	Louisiana
Offshore Services:	N/A
Natural Gas Holdings:	Texas and Louisiana
Natural Gas Acquisition	N/A
EXXI Services:	Texas, Louisiana and Mississippi
EPL Pioneer:	Texas
EPL Louisiana:	Louisiana
Nighthawk:	N/A

SCHEDULE II
to Security Agreement

Item C.	Inventory.

EXXI:	Texas
EXXI GOM:	Texas and Louisiana
EXXI Leasehold:	Texas and Louisiana
EXXI Onshore:	Louisiana
EXXI Pipeline:	Louisiana

Schedule II-2	Schedule II to EXXI Pledge and Security Agreement

EXXI Pipeline II:	Louisiana
EXXI Texas:	Texas
MS Onshore:	Texas and Mississippi
M21K:	Texas and Louisiana
Soileau:	Texas and Louisiana
EPL:	Texas and Louisiana
Anglo-Suisse:	Louisiana and Texas
Delaware EPL:	Texas
Energy Partners:	N/A
EPL Pipeline:	Louisiana
Offshore Services:	N/A
Natural Gas Holdings:	Texas and Louisiana
Natural Gas Acquisition	N/A
EXXI Services:	Texas, Louisiana and Mississippi
EPL Pioneer:	Texas
EPL Louisiana:	Louisiana
Nighthawk:	N/A

Item D.	Goods

EXXI:	Texas
EXXI GOM:	Texas and Louisiana
EXXI Leasehold:	Texas and Louisiana
EXXI Onshore:	Louisiana
EXXI Pipeline:	Louisiana
EXXI Pipeline II:	Louisiana
EXXI Texas:	Texas
MS Onshore:	Texas and Mississippi
M21K:	Texas and Louisiana
Soileau:	Texas and Louisiana
EPL:	Texas and Louisiana
Anglo-Suisse:	Louisiana and Texas
Delaware EPL:	Texas
Energy Partners:	N/A
EPL Pipeline:	Louisiana
Offshore Services:	N/A
Natural Gas Holdings:	Texas and Louisiana
Natural Gas Acquisition	N/A
EXXI Services:	Texas, Louisiana and Mississippi
EPL Pioneer:	Texas
EPL Louisiana:	Louisiana
Nighthawk:	N/A

Schedule II-3	Schedule II to EXXI Pledge and Security Agreement

Item E.	Merger or other corporate reorganization.

Description of Merger:

EXXI:	N/A
EXXI GOM:	N/A
EXXI Leasehold:	N/A
EXXI Onshore:	N/A
EXXI Pipeline:	N/A
EXXI Pipeline II:	N/A
EXXI Texas:	N/A
MS Onshore:	N/A
M21K:	Previous Name: Energy XXI Natural Gas Partners Assets, LLC (name changed 2/17/2012)
Previous Name: Natural Gas Partners Assets, LLC (name changed 11/30/2012)
Soileau:	N/A
EPL:	Merger with Clyde Merger Sub, Inc. on June 3, 2014 (wholly-owned subsidiary of EXXI)
Previous Name: Energy Partners of Delaware, Ltd. (name changed 9/1/2012 through short-form merger)
Anglo-Suisse:	N/A
Delaware EPL:	N/A
Energy Partners:	Previous name: EPL Acquisition Corp. LLC (name changed 8/28/2012)
EPL Pipeline:	N/A
Offshore Services:	N/A
Natural Gas Holdings:	N/A
Natural Gas Acquisition:	N/A
EXXI Services:	N/A
EPL Pioneer:	N/A
EPL Louisiana:	N/A
Nighthawk:	N/A

Item F.	[Reserved].

Item G.	Deposit Accounts and Securities Accounts.

Deposit Accounts

EXXI:
Account Description	Account Number
Regions Bank	0114820374
Regions Bank	0114821192
Texas Capital Bank	176000177
US Bank	001050987955

Schedule II-4	Schedule II to EXXI Pledge and Security Agreement

EXXI GOM:
Account Description	Account Number
Regions Bank	0114820390
M21K:
Account Description	Account Number
Regions Bank	0128195620
Soileau:
Account Description	Account Number
Regions Bank	0114821303
EPL:
Account Description	Account Number
Regions Bank	0197711462
EXXI Services:
Account Description	Account Number
Regions Bank	0114820404
Frost Bank	020614998
Frost Bank	020615013
Citi Bank	30943077

EXXI Leasehold:	N/A
EXXI Onshore:	N/A
EXXI Pipeline:	N/A
EXXI Pipeline II:	N/A
EXXI Texas:	N/A
MS Onshore:	N/A
Anglo-Suisse:	N/A
Delaware EPL:	N/A
Energy Partners:	N/A
EPL Pipeline:	N/A
Offshore Services:	N/A
Natural Gas Holdings:	N/A
Natural Gas Acquisition:	N/A
EPL Pioneer:	N/A
EPL Louisiana:	N/A
Nighthawk:	N/A

Securities Accounts

N/A

Item H.	Letter of Credit Rights.

Description of Letter of Credit Rights: N/A

Item I.	Commercial Tort Claims.

Description of Commercial Tort Claims:

Schedule II-5	Schedule II to EXXI Pledge and Security Agreement

EXXI:	N/A
EXXI GOM:	N/A
EXXI Leasehold:	N/A
EXXI Onshore:	N/A
EXXI Pipeline:	N/A
EXXI Pipeline II:	N/A
EXXI Texas:	N/A
MS Onshore:	N/A
M21K:	N/A
Soileau:	N/A
EPL:	N/A
Anglo-Suisse:	N/A
Delaware EPL:	N/A
Energy Partners:	N/A
EPL Pipeline:	N/A
Offshore Services:	N/A
Natural Gas Holdings:	N/A
Natural Gas Acquisition:	N/A
EXXI Services:	N/A
EPL Pioneer:	N/A
EPL Louisiana:	N/A
Nighthawk:	N/A

Schedule II-6	Schedule II to EXXI Pledge and Security Agreement

SCHEDULE III -A
to Security Agreement

INTELLECTUAL PROPERTY COLLATERAL

Item A. Patent Collateral.

Issued Patents

Country	Patent No.	Issue Date	Inventor(s)	Title

None

Pending Patent Applications

Country	Serial No.	Filing Date	Inventor(s)	Title

None

Patent Applications in Preparation

Country	Docket No.	Expected Filing Date	Inventor(s)	Title

None

Schedule III-A	Schedule III to EXXI Pledge and Security Agreement

SCHEDULE III -B
to Security Agreement

Item B. Trademark Collateral.

Registered Trademarks

Country	Trademark	Registration No.	Registration Date

USA	Energy XXI (Design plus words, letters, and/or numbers)	3372707	1/22/2008

USA	Energy XXI (Standard character mark)	3372705	1/22/2008

Pending Trademark Applications

Country	Trademark	Serial No.	Filing Date

None

Trademark Applications in Preparation

Country	Trademark	Docket No.	Expected Filing Date	Products/Services

None

Schedule III-B	Schedule III to EXXI Pledge and Security Agreement

SCHEDULE III -C
to Security Agreement

Item C. Copyright Collateral.

Registered Copyrights/Mask Works

Country	Registration No.	Registration Date	Author(s)	Title

None

Copyright/Mask Work Pending Registration Applications

Country	Serial No.	Filing Date	Author(s)	Title

None

Copyright/Mask Work Registration Applications In Preparation

Country	Docket No.	Expected Filing Date	Inventor(s)	Title

None

Schedule III-C	Schedule III to EXXI Pledge and Security Agreement

[FORM OF] ASSUMPTION AGREEMENT

Annex I to
First Lien Pledge and Security Agreement and Irrevocable Proxy

ASSUMPTION AGREEMENT (this “Assumption Agreement”), dated as of [ ], 20[ ], made by [ ] (the “Additional Grantor”), in favor of Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) parties to the First Lien Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such First Lien Credit Agreement.

WITNESSETH :

WHEREAS, Energy XXI Gulf Coast, Inc. (the “Borrower”), the Lenders and the Administrative Agent have entered into the First Lien Exit Credit Agreement, dated as of December 30, 2016 (as amended, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”);

WHEREAS, in connection with the First Lien Credit Agreement the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the First Lien Pledge and Security Agreement and Irrevocable Proxy, dated as of December 30, 2016 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Administrative Agent for the ratable benefit of the Secured Persons;

WHEREAS, the First Lien Credit Agreement requires the Additional Guarantor to become a party to the Security Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Security Agreement;

NOW, THEREFORE, IT IS AGREED:

1.            First Lien Pledge and Security Agreement and Irrevocable Proxy. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 7.11 of the Security Agreement, hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly (a) assumes all obligations and liabilities of a Grantor thereunder; and (b) grants to the Administrative Agent, for the ratable benefit of the Secured Persons, a security interest in such Additional Grantor’s right, title and interest in and to the Collateral, wherever located and whether now owned or at any time hereafter acquired by the Additional Grantor or in which the Additional Grantor now has or at any time in the future may acquire any right, title or interest, as security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Additional Grantor’s Secured Obligations. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules II and III to the Security Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Article III of the Security Agreement, as they relate to the Additional Grantor and its Collateral, is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

Annex I - 1

2.            Governing Law. THIS ASSUMPTION AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ASSUMPTION AGREEMENT AND ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATED TO THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

3.            Acceptance. The Additional Grantor hereby expressly waives notice of acceptance of this Assumption Agreement, acceptance on the part of the Administrative Agent and the other Secured Persons being conclusively presumed by their request for this Assumption Agreement and delivery of the same to the Administrative Agent.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

Annex I - 2

Annex I-A
Schedule I to Security Agreement

[GRANTOR]

ITEM A — PLEDGED INTERESTS

Common Stock
Pledged Interests Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Shares Pledged

Limited Liability Company Interests
Pledged Interests Issuer (limited liability company)	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged

Partnership Interests
Pledged Interests Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Owned

ITEM B — PLEDGED NOTES

1.	Pledged Note Issuer Description:

Annex I-A

Schedule I to Security Agreement

Annex I-A
Schedule II to Security Agreement

Item A-1.	Location of each Grantor for purposes of UCC.

[State:]

Item A-2.	Grantor’s place of business or principal office.

1021 Main Street, Suite 2626
Houston, TX 77002

Item A-3.	Taxpayer ID number.

Item B.	Equipment.

Annex I-A

Schedule II to Security Agreement

Annex I-A
Schedule II to Security Agreement

Item C.	Inventory.

Item D.	Goods

Item E.	Merger or other corporate reorganization.

Annex I-A

Schedule II-B to Security Agreement

Annex I-A
Schedule II to Security Agreement

Item F.	[Reserved].

Item G.	Deposit Accounts and Securities Accounts.

Deposit Accounts

Securities Accounts

Item H.	Letter of Credit Rights.

Description of Letter of Credit Rights:

Item I.	Commercial Tort Claims.

Description of Commercial Tort Claims:

Annex I-A

Schedule II-C to Security Agreement

Annex I-A
Schedule III-B to Security Agreement

INTELLECTUAL PROPERTY COLLATERAL

Item A. Patent Collateral.

Issued Patents

Country	Patent No.	Issue Date	Inventor(s)	Title

None

Pending Patent Applications

Country	Serial No.	Filing Date	Inventor(s)	Title

None

Patent Applications in Preparation

Country	Docket No.	Expected Filing Date	Inventor(s)	Title

None

Annex I-A

Schedule III-B to Security Agreement

Annex I-A
Schedule III-B to Security Agreement

Item B. Trademark Collateral.

Registered Trademarks

Country	Trademark	Registration No.	Registration Date

None

Pending Trademark Applications

Country	Trademark	Serial No.	Filing Date

None

Trademark Applications in Preparation

Country	Trademark	Docket No.	Expected Filing Date	Products/Services

None

Annex I-A

Schedule III-B to Security Agreement

Annex I-A
Schedule III-C to Security Agreement

Item C. Copyright Collateral.

Registered Copyrights/Mask Works

Country	Registration No.	Registration Date	Author(s)	Title

None

Copyright/Mask Work Pending Registration Applications

Country	Serial No.	Filing Date	Author(s)	Title

None

Copyright/Mask Work Registration Applications In Preparation

Country	Docket No.	Expected Filing Date	Inventor(s)	Title

None

Annex I-A

Schedule III-C to Security Agreement

[FORM OF] SUPPLEMENT

Annex II to
First Lien Pledge and Security Agreement and Irrevocable Proxy

SUPPLEMENT (this “Supplement”), dated as of [ ], 20[ ], made by [        ] (the “Grantor”), in favor of Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) parties to the First Lien Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such First Lien Credit Agreement.

WITNESSETH :

WHEREAS, Energy XXI Gulf Coast, Inc. (the “Borrower”), the Lenders and the Administrative Agent have entered into the First Lien Exit Credit Agreement, dated as of December 30, 2016 (as amended, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”);

WHEREAS, in connection with the First Lien Credit Agreement, the Borrower and certain of its Affiliates (including the Grantor) have entered into the First Lien Pledge and Security Agreement and Irrevocable Proxy, dated as of December 30, 2016 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Administrative Agent for the ratable benefit of the Secured Parties;

WHEREAS, the First Lien Credit Agreement requires the Grantor to pledge the Equity Interests described in Annex 1-A hereto; and

WHEREAS, the Grantor has agreed to execute and deliver this Supplement in order to pledge such Equity Interests;

NOW, THEREFORE, IT IS AGREED:

1.         First Lien Pledge and Security Agreement and Irrevocable Proxy. By executing and delivering this Supplement, the information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedule I to the Security Agreement. The Grantor hereby represents and warrants that each of the representations and warranties contained in Article 3 of the Security Agreement is true and correct on and as the date hereof (after giving effect to this Supplement) as if made on and as of such date.

2.         Governing Law. THIS SUPPLEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT AND ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATED TO THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Annex II - 1

3.         Acceptance. The Grantor hereby expressly waives notice of acceptance of this Supplement, acceptance on the part of the Administrative Agent and the other Secured Parties being conclusively presumed by their request for this Supplement and delivery of the same to the Administrative Agent.

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered as of the date first above written.

[GRANTOR]

By:
Name:
Title:

Annex II - 2

Annex II-A
Schedule I to Security Agreement

[GRANTOR]

ITEM A — PLEDGED INTERESTS

Common Stock
Pledged Interests Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Shares Pledged

Limited Liability Company Interests
Pledged Interests Issuer (limited liability company)	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged

Partnership Interests
Pledged Interests Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Owned

ITEM B — PLEDGED NOTES

1.	Pledged Note Issuer Description:

Annex II-A